UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                February 24, 2006

                                SEARCHHELP, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                    333-97687                 11-3621755
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


             1055 Stewart Avenue, Suite 12, Bethpage, New York,11714 (Address of principal executive offices, including zip code)

                                  516-922-4765
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.


SearchHelp, Inc. (the "Company") makes the following statement with respect to its Class A Redeemable Warrants and Class B Redeemable Warrants:

The Company cautions the holders of such warrants that, until the Registration Statement applicable to such warrants has been updated by the Company, the exercise of such warrants may be in violation of the Securities Act of 1933, as amended, and therefore the Company will not honor any such conversion until an amendment to such Registration Statement containing updated financial information has been filed. The Company intends to file a Post-Effective amendment to such Registration Statement as promptly as practicable following the filing of its Form 10-KSB for the fiscal year ended December 31, 2005.

For the background to the foregoing statement, investors are referred to the Form 8-K filed by the Company on August 22, 2005 and to the Form RW filed by the Company on August 25, 2005 withdrawing Post Effective Amendment No. 6 to the Company's Registration Statement on Form SB-2, Commission File No. 333-97687. The withdrawal of such Post-Effective amendment had the effect that the Registration Statement applicable to the Company's Class A Redeemable Warrants and Class B Redeemable Warrants does not contain financial information sufficiently current to support the effectiveness of the Registration Statement. Accordingly, the Registration Statement must be further amended to update such financial information prior to the exercise of any of such warrants.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 24, 2006

                                      SEARCHHELP, INC.


                                      By:  /s/ William Bozsnyak
                                         --------------------------------
                                      Name:    William Bozsnyak
                                      Title:   Chief Executive Officer